U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 8, 2003
                       (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

      Delaware                         0-16214               14-0462060
(State or other jurisdiction        (Commission           (IRS employer
    of incorporation)               file number)          identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 5. Other Events and Required FD Disclosure

On January 8, 2004, Albany International Corp. issued a news release. A copy of the news release is furnished as Exhibit 99.1 to this report.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.

                                             By: /s/ Michael C. Nahl
                                                 -------------------------------
                                             Name:  Michael C. Nahl
                                             Title: Senior Vice President and
                                                    Chief  Financial Officer

Date: January 8, 2003


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                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

99.1              News release, dated January 8, 2004 issued by Albany
                  International Corp.